UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

July 20, 2018
Date of Report (Date of Earliest Event Reported)

Insignia Systems, Inc.
(Exact Name of Registrant as Specified in its Charter)

Minnesota	001-13471	41-1656308
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8799 Brooklyn Blvd.Minneapolis, Minnesota	55445
(Address of Principal Executive Offices)	(Zip Code)

(763) 392-6200
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter):

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07
Submission of Matters to a Vote of Security Holders.

The 2018 Annual Meeting of Shareholders of Insignia Systems, Inc. (the “Company”) was held on July 20, 2018, in Minneapolis, Minnesota. Set forth below are the proposals voted upon at the annual meeting and the final voting results received from First Coast Results, Inc., the independent inspector of election for the annual meeting. Each proposal is described in detail in the definitive proxy statement relating to the annual meeting filed on behalf of the Company on June 1, 2018 (File No. 001-13471).

1.
Election of six directors.

Nominee	For	Withheld	Broker Non-Votes
Jacob J. Berning	7,586,835	91,873	18,082
Suzanne L. Clarridge	7,660,326	18,382	18,082
Kristine A. Glancy	7,589,184	89,524	18,082
Loren A. Unterseher	7,659,173	19,535	18,082
Rachael B. Vegas	7,587,584	91,124	18,082
Steven R. Zenz	7,120,495	558,213	18,082

Based on the voting results, all six nominees were elected to serve for one year, or until their respective successor is elected.

2.
The proposal to approve, by non-binding vote, the Company’s executive compensation received advisory approval based on the following vote:

For	Against	Abstain	Broker Non-Votes
6,641,849	157,215	879,644	18,082

3.
The proposal to ratify the appointment of Baker Tilly Virchow Krause, LLP as the independent registered public accounting firm for the year ending December 31, 2018 was approved based on the following vote:

For	Against	Abstain	Broker Non-Votes
7,163,942	16,518	498,248	18,082

4.
The proposal to approve the Company’s 2018 Equity Incentive Plan was approved based on the following vote:

For	Against	Abstain	Broker Non-Votes
6,783,857	374,462	520,389	18,082

5.
The proposal to approve the Company’s Employee Stock Purchase Plan as amended and restated May 21, 2018 was approved based on the following vote:

For	Against	Abstain	Broker Non-Votes
7,045,543	123,282	509,883	18,082

6.
The proposal to approve voting rights under the Minnesota Control Share Acquisition Act was approved based on the following:

a.
The affirmative vote of the holders of a majority of all shares entitled to vote, including all shares beneficially owned by (i) the shareholder group comprising Air T, Inc., Groveland Capital LLC, and Nicholas J. Swenson, (ii) any officer of the Company, and (iii) any employee of the Company who is also a director of the Company (collectively, the “Interested Shares”):

For	Against	Abstain	Broker Non-Votes
8,234,047	200,850	658,312	0

b.
The affirmative vote of the holders of a majority of the voting power entitled to vote, excluding the Interested Shares:

For	Against	Abstain	Broker Non-Vote
4,348,865	200,850	554,866	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

INSIGNIA SYSTEMS, INC.

Date: July 24, 2018	By: /s/ Kristine A. Glancy
President and Chief Executive Officer
(on behalf of registrant)